Exhibit 10.65

Gymboree Corporation
2005 Fiscal Year
Bonus Program

Home Office, Dixon Distribution Center Management Team, Regional Directors

The year 2005 is going to be an exciting one for the Gymboree family of businesses and we know that the success of the Company depends on the hard work and dedication of every one us!

The 2005 bonus program is based on the Company’s quarterly earnings expectations.  Following the end of each fiscal quarter, the management team will discuss variances to performance targets at the company meeting.  If the applicable quarterly earnings expectations are met, a bonus will be paid quarterly to eligible employees.  If quarterly expectations are not met, there is an opportunity for eligible employees to earn a “catch-up” bonus at the end of the fiscal year if the Company’s annual earnings expectations are met.

Eligibility Information:

•	In order to be eligible for a quarterly bonus payment, you must:
	•	Be employed and actively at work* a minimum 2 of the 3 fiscal months of the applicable quarter.
• Bonus payouts will be pro-rated based on time actively at work*.
	•	Be employed by Gymboree on the last day of the applicable fiscal quarter.
• If you resign or are discharged at anytime prior to the last day of the applicable fiscal quarter, you will not be eligible for a bonus payment.
	•	Not be on corrective action at anytime during the applicable fiscal quarter.
•	Bonus payments will be pro-rated based on time in position during the bonus period.

•	In order to be eligible for the annual “catch-up” bonus payment, you must:
	•	Be employed and actively at work* a minimum 10 of the 12 fiscal months of the applicable year.
• Bonus payouts will be pro-rated based on time actively at work*.
	•	Be employed by Gymboree on the last day of the applicable fiscal year.
• If you resign or are discharged at anytime prior to the last day of the applicable fiscal year, you will not be eligible for a bonus payment.
	•	Not be on corrective action at anytime during the applicable fiscal year.
•	Bonus payments will be pro-rated based on time in position during the bonus period.

*Actively at work means that you are an active employee, you are not on a leave of absence and you are not a temporary employee, independent contractor or contingent worker.

The Company reserves the right to change the bonus methodology at any time.